UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 27, 2020

NXP Semiconductors N.V.
(Exact name of Registrant as specified in charter)

Netherlands	001-34841	98-1144352
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

60 High Tech Campus
Eindhoven
Netherlands	5656 AG
(Address of principal executive offices)	(Zip code)

+31	40	2729999
(Registrant’s telephone number, including area code)

NA
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Number of each exchange on which registered
Common shares, EUR 0.20 par value	NXPI	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933

(§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
                 Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act   ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(b) Appointment of New Independent Registered Public Accounting Firm

As previously reported on the Current Report on Form 8-K filed by the Company on November 22, 2019, the Board of Directors of NXP Semiconductors N.V. (the “Company”), as advised by the Audit Committee, recommended that Ernst & Young Accountants LLP (“EY”) stand for appointment as the Company's independent registered public accounting firm for the Company's fiscal years ending December 31, 2020 through December 31, 2022 at the 2020 Annual General Meeting of Shareholders (the “2020 AGM”). As described in more detail in Item 5.07 below, EY was formally appointed as the independent registered public accounting firm for NXP Semiconductors N.V. (the “Company”) for the fiscal years ending December 31, 2020 through December 31, 2022 at the 2020 AGM.

During the years ended December 31, 2019 and December 31, 2018, neither the Company nor anyone acting on its behalf consulted with EY regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company that EY concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matters that were the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Following the previous announcement on March 5, 2020, at the 2020 AGM on May 27, 2020, Kurt Sievers was appointed as the Company’s executive director and chief executive officer to succeed Richard Clemmer effective as of the 2020 AGM. A description of the compensation arrangements related to Mr. Sievers’s appointment and a copy of the CEO Agreements can be found on the Current Report on Form 8-K filed by the Company on March 9, 2020. Additionally, a copy of the Company's press release announcing Mr. Sievers’s appointment as CEO and executive director is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company announced the results of its 2020 AGM held on May 27, 2020.

The General Meeting of Shareholders voted upon the following resolutions:

1.Adoption of the 2019 statutory annual accounts

For	Against	Abstain	Broker Non-Votes
226,742,700	46,406	316,134	12,403,859

2.Granting discharge to the directors for their responsibilities in the financial year 2019

For	Against	Abstain	Broker Non-Votes
238,463,695	341,738	703,666	0

3a.  Appointment of Mr. Kurt Sievers as executive director with effect from May 27, 2020

For	Against	Abstain	Broker Non-Votes
226,352,275	433,927	319,038	12,403,859

3b.  Re-appointment of Sir Peter Bonfield as non-executive director with effect from May 27, 2020

For	Against	Abstain	Broker Non-Votes
206,930,209	19,839,209	335,822	12,403,859

3c.  Re-appointment of Mr. Kenneth A. Goldman as non-executive director with effect from May 27, 2020

For	Against	Abstain	Broker Non-Votes
180,291,750	46,423,165	390,325	12,403,859
3d.  Re-appointment of Mr. Josef Kaeser as non-executive director with effect from May 27, 2020

For	Against	Abstain	Broker Non-Votes
179,930,043	46,786,980	388,217	12,403,859

3e.  Re-appointment of Ms. Lena Olving as non-executive director with effect from May 27, 2020

For	Against	Abstain	Broker Non-Votes
208,542,806	18,222,944	339,490	12,403,859

3f.  Re-appointment of Mr. Peter Smitham as non-executive director with effect from May 27, 2020

For	Against	Abstain	Broker Non-Votes
206,088,722	20,668,552	347,966	12,403,859

3g.  Re-appointment of Ms. Julie Southern as non-executive director with effect from May 27, 2020

For	Against	Abstain	Broker Non-Votes
222,665,353	4,102,444	337,443	12,403,859

3h.  Re-appointment of Ms. Jasmin Staiblin as non-executive director with effect from May 27, 2020

For	Against	Abstain	Broker Non-Votes
225,342,519	1,425,658	337,063	12,403,859

3i.  Re-appointment of Mr. Gregory Summe as non-executive director with effect from May 27, 2020

For	Against	Abstain	Broker Non-Votes
225,887,487	869,737	348,016	12,403,859

3j.  Re-appointment of Mr. Karl-Henrik Sundström as non-executive director with effect from May 27, 2020

For	Against	Abstain	Broker Non-Votes
225,671,498	1,094,323	339,419	12,403,859

4. Authorization of the Board of Directors (the “Board”) to issue ordinary shares, par value €0.20 per share, of the Company (“ordinary shares”) and grant rights to acquire ordinary shares

For	Against	Abstain	Broker Non-Votes
238,146,124	1,248,715	114,260	0

5. Authorization of the Board to restrict or exclude pre-emption rights accruing in connection with an issue of shares or grant of rights

For	Against	Abstain	Broker Non-Votes
233,177,824	6,153,528	177,747	0

6. Authorization of the Board to repurchase ordinary shares

For	Against	Abstain	Broker Non-Votes
237,822,091	1,352,595	334,413	0

7.  Authorization of the Board to cancel ordinary shares held or to be acquired by the Company

For	Against	Abstain	Broker Non-Votes
239,051,015	333,818	124,266	0

8. Appointment of Ernst & Young Accountants LLP as our independent auditors for a three-year period, starting with the fiscal year ending December 31, 2020

For	Against	Abstain	Broker Non-Votes
238,742,830	456,400	309,869	0

9. Determination of the remuneration of the members and Chair of the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee of the Board

For	Against	Abstain	Broker Non-Votes
225,039,711	1,449,083	616,446	12,403,859

10. Amendment of the Company’s Articles of Association

For	Against	Abstain	Broker Non-Votes
226,615,437	112,251	377,552	12,403,859

11. Approval, on a non-binding, advisory basis, of our Named Executive Officer compensation

For	Against	Abstain	Broker Non-Votes
82,030,714	144,675,451	399,075	12,403,859

12. Recommendation, on a non-binding, advisory basis, of the frequency of future advisory votes on Named Executive Officer compensation

1 Year	2 Years	3 Years	Abstain
226,000,726	199,801	588,729	315,984

In light of the overwhelming support of shareholders in favor of holding an advisory and non-binding shareholder vote regarding named executive officer compensation on an annual basis and the other factors considered by the Company’s Board of Directors in making its original recommendation to the shareholders, the Company has determined to hold future advisory and non-binding shareholder votes on named executive compensation on an annual basis, until such time as the next advisory vote is submitted to shareholders regarding the frequency of advisory votes on executive compensation.

Item 8.01 Other Events.

On May 28, 2020, the Board approved the payment of an interim dividend for the second quarter of 2020 of $0.375 per ordinary share. The interim dividend will be paid on July 6, 2020 to shareholders of record as of June 15, 2020.

A copy of the Company's press release announcing the dividend payment is attached as Exhibit 99.2 to this Current Report on Form 8-K, and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

99.1	Press release dated May 27, 2020 entitled: “NXP Semiconductors Shareholders Elect Kurt Sievers as Chief Executive Officer”
99.2	Press release dated May 28, 2020 entitled: “NXP Semiconductors Announces Quarterly Dividend”.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NXP Semiconductors N.V.

By: /s/ Dr. Jean A.W. Schreurs
Name: Dr. Jean A.W. Schreurs
Title: SVP and Chief Corporate Counsel
Date: May 28, 2020